                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  May 3, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------

             (Exact name of Registrant as specified in its charter)


      Delaware                       1-7182                    13-2740599
--------------------------------------------------------------------------------
   (State or other                (Commission               (I.R.S. Employer
   jurisdiction of                File Number)              Identification No.)
   incorporation)



4 World Financial Center, New York, New York   10080
------------------------------------------------------
(Address of principal executive offices)     (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
            (Former name or former address, if changed last report.)

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Item 5.   Other Events
          ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83374) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $10,000,000 aggregate principal amount of Callable Market Index Target-Term Securities(R) due May 4, 2009 Linked to the Amex Biotechnology Index/SM/ under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                                    EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s Callable
                                    Market Index Target-Term Securities(R)due
                                    May 4, 2009 Linked to the Amex Biotechnology
                                    Index/SM/.

          (5) & (23)                Opinion re: legality; consent of counsel.

                                    Opinion of Sidley Austin Brown &
                                    Wood LLP relating to the Callable
                                    Market Index Target-Term
                                    Securities(R) due May 4, 2009 Linked
                                    to the Amex Biotechnology Index/SM/
                                    (including consent for inclusion of
                                    such opinion in this report and in
                                    Merrill Lynch & Co., Inc.'s
                                    Registration Statement relating to
                                    such Securities).

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         MERRILL LYNCH & CO., INC.
                                         -------------------------
                                                (Registrant)


                                         By:    /s/ John C. Stomber
                                             --------------------------
                                                    John C. Stomber
                                                 Senior Vice President
                                                          and
                                                       Treasurer

Date: May 3, 2002


                                       3

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549











                            MERRILL LYNCH & CO., INC.










                          EXHIBITS TO CURRENT REPORT ON
                           FORM 8-K DATED MAY 3, 2002









                                                   Commission File Number 1-7182

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                                  Exhibit Index


Exhibit No.          Description                                            Page
-----------          -----------                                            ----

(4) Instruments defining the rights of security holders, including indentures.

                             Form of Merrill Lynch & Co., Inc.'s Callable Market Index Target-Term Securities(R)due May 4, 2009 Linked to the Amex Biotechnology Index/SM/.

(5) & (23)           Opinion re: legality; consent of counsel.

                             Opinion of Sidley Austin Brown & Wood LLP relating to the Callable Market Index Target-Term Securities(R) due May 4, 2009 Linked to the Amex Biotechnology Index/SM/ (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).